UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2003

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)

(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated August 18, 2003.

ITEM 12: REGULATION FD DISCLOSURE.

     On August 18, 2003, Symantec Corporation (the “Registrant”) issued a press release announcing revised results for the fiscal quarter ended July 4, 2003 to reflect a subsequent event. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2003	SYMANTEC CORPORATION

By: /s/ Arthur F. Courville

Arthur F. Courville
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by Symantec Corporation dated August 18, 2003.